TWNE

COMMON STOCK                                                   NO PAR VALUE


                              TOWNE SERVICES, INC.
                                                               CUSIP 892148 10 7
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS CERTIFIES THAT








IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                              TOWNE SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile signatures of its duly authorized officers.

Dated:
COUNTERSIGNED AND REGISTERED:
         FIRST UNION NATIONAL BANK
             (CHARLOTTE, NC)                 TRANSFER AGENT
                                             AND REGISTRAR

BY


 AUTHORIZED SIGNATURE            CHIEF EXECUTIVE OFFICER     SECRETARY
                                 AND CHAIRMAN OF THE BOARD

                              TOWNE SERVICES, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-D -  as tenants in common                     UNIF GIFT MIN ACT-D             Custodian
         TEN ENT-D -  as tenants by the entireties                               --------------          ----------
         JT TEN-D  -  as joint tenants with right of                                 (Cust)                (Minor)
                      survivorship and not as tenants                            under Uniform Gifts to Minors
                      in common                                                  Act
                                                                                    -------------------------------
                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                    -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                         Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------
                                    -------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S)GUARANTEED:
                           ----------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.